BBH TRUST
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BBH U.S. Government Money Market Fund
regular shares (“BBMXX”)
institutional shares (“BBSXX”)
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SUPPLEMENT DATED JULY 14, 2017
TO THE PROSPECTUS
DATED NOVEMBER 1, 2016

The following information supplements and, to the extent inconsistent therewith, supersedes certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.
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•	Effective July 17, 2017, the first paragraph presented in the “Fund Valuation Policies” section on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund’s NAV is normally determined once daily at 5:00 p.m. Eastern Time on each day the NYSE is open for regular trading except when the following federal holidays are observed: Columbus Day and Veterans’ Day (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. The Fund seeks to maintain a stable NAV of $1.00.

•	Effective July 17, 2017, the “Redemption of Shares” section on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Redemption of Shares
The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. Redemption requests accepted before 5:00 p.m. Eastern Time on any Business Day will be executed at that day’s NAV. Orders accepted after 5:00 p.m. will be executed at the next day’s NAV. Redemption requests will be paid by federal funds wire transfer to the shareholder’s designated account. Generally, shares continue to earn dividends declared, if any, through the Business Day preceding the Business Day that the Transfer Agent executes the redemption request on the books of the Fund.

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Effective July 17, 2017, the third paragraph presented in the “Dividends and Distributions” section beginning on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Dividends declared are payable to shareholders of record of the Fund on the date of determination. Generally, shares purchased through submission of a purchase order prior to 5:00 p.m. Eastern Time on a Business Day begin earning dividends on the Business Day the Transfer Agent records the purchase. Generally, shares redeemed qualify for a dividend through the Business Day preceding the Business Day the redemption order is executed. Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends paid in cash, the Fund automatically reinvests dividends in additional Fund shares.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.